UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 20, 2024
Date of Report (date of earliest event reported)
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APOGEE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
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Minnesota (State or other jurisdiction of incorporation or organization)	0-6365 (Commission File Number)	41-0919654 (I.R.S. Employer Identification Number)
4400 West 78th Street - Suite 520 Minneapolis, Minnesota 55435
(Address of principal executive offices and zip code)
(952) 835-1874
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 20, 2024, Curtis J. Dobler, Apogee Enterprises, Inc.’s (the “Company”) Executive Vice President and Chief Human Resources Officer informed the Company of his planned retirement. The Company retained an executive search firm to assist it in the search for a new Chief Human Resources Officer. Mr. Dobler will continue in his current role until his successor is appointed.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company's Annual Meeting of Shareholders (the "Annual Meeting") was held on June 20, 2024. The four proposals voted upon at the Annual Meeting are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 9, 2024. The final results for the votes regarding each proposal are set forth below.
1.A proposal to re-elect three Class II directors for three-year terms expiring at the 2027 Annual Meeting of Shareholders. Each of the director nominees was re-elected and received the following votes:

Class II Directors	For	Against	Abstain	Broker Non-Votes
Christina M. Alvord	19,001,940	426,156	6,465	864,048
Herbert K. Parker	17,555,456	1,873,136	5,969	864,048
Ty R. Silberhorn	19,160,256	243,932	30,373	864,048
2.An advisory vote to approve the Company's executive compensation. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
18,875,464	529,583	29,514	864,048
3.A proposal to approve the Apogee Enterprises, Inc. 2019 Non-Employee Director Stock Plan, as Amended and Restated (2024) to increase the number of shares authorized for awards from 150,000 to 300,000. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
18,525,821	828,677	80,063	864,048
4.A proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 1, 2025. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
19,870,912	393,090	34,607	N/A

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Apogee Enterprises, Inc. 2019 Non-Employee Stock Plan, as Amended and Restated (2024) (incorporated by reference to Exhibit 4.5 to Apogee's Registration Statement on Form S-8 filed on June 20, 2024).
104	Cover Page interactive Data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By: /s/ Meghan M. Elliott
Meghan M. Elliott
Chief Legal Counsel and Secretary

Date: June 25, 2024